DIME COMMUNITY BANCSHARES, INC.
MAY 8, 2003



SAFE HARBOR STATEMENT

Statements made herein that are forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995 are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, those related to overall business conditions and market interest rates, particularly in the markets in which the Company operates, fiscal and monetary policy, changes in regulations affecting financial institutions and other risks and uncertainties discussed in the Company's Securities and Exchange Commission filings. The Company disclaims any obligation to publicly announce future events or developments, which may affect the forward-looking statements herein.

DIME COMMUNITY BANCSHARES, INC.

Brooklyn, New York



IPO Date: June 26, 1996

$3.1 billion in Total Assets

20 branches

According to the rankings of SNL Financial, Dime Community Bancshares, Inc. was ranked

2nd highest performing thrift*

among the largest 100 thrifts in the nation





SNLFinancial
The SNL DataSource®
SNL Interactive™ IRWeblink™
Home
Banks and Thrifts
Financial Services
Insurance
Real Estate

* Rankings are based upon earnings per share growth, return on average assets, return on average equity, operating efficiency, and credit quality

DIME COMMUNITY BANCSHARES, INC.

Ranked 31st among Best Performing Companies in the S&P Small Cap 600



BusinessWeek
The Best Performers
50

BusinessWeek online



LIBERTY
IN GOD WE TRUST
1864

THE SMALL-CAP 50

To select the best-performing companies in the Standard & Poor's Small Cap 600 index, we first ranked all the stock in the index by one- and three-year market performance (as of Feb. 14). We then added the two rankings and came up with our list. When companies have the same total score, we give them equal ranking.

RANK COMPANY/SYMBOL	TOTAL RETURN ONE-YEAR	TOTAL RETURN THREE-YEAR	RANK COMPANY/SYMBOL	TOTAL RETURN ONE-YEAR	TOTAL RETURN THREE-YEAR
1 CORINTHIAN COLLEGES COCO	60.7%	545.9%	26 ENERGEN EGN	20.9%	100.1%
2 PATINA OIL & GAS POG	64.7	364.7	27 P.F. CHANG'S CHINA BISTRO PFCB	17.9	195.9
3 ENGINEERED SUPPORT SYSTEMS EASI	49.05	400.4	28 [illegible]	30.3	90.6
4 [illegible]	[illegible]	[illegible]	29 [illegible]	[illegible]	[illegible]
5 K-SWISS CL A KSWS	37.6	376.9	30 [illegible]	[illegible]	[illegible]
6 NEW CENTURY FINANCIAL NCEN	99.6	188.4	31 DIME COMMUNITY BANCSHARES DCOM	[illegible]	[illegible]
7 [illegible]	29.3	571.0	32 WAYPOINT FINANCIAL WYPT	15.9	125.5
8 UCBH HOLDINGS UCBH	30.3	332.6	33 THOR INDUSTRIES THO	10.8	109.6
9 WINTRUST FINANCIAL WTFC	44.3	[illegible]	34 FIRSTFED FINANCIAL FED	11.2	141.5
10 BROWN SHOE BWS	71.1	[illegible]	34 LANDSTAR SYSTEM LSTR	33.6	81.8

DCOM's STRENGTHS

- One of New York's longstanding multifamily lenders



- Senior Officers with decades of hands-on lending experience in multifamily lending

- "High-Touch": Longstanding relationships with brokers and landlords



MARKET FACTS

NASDAQ: DCOM



"NASDAQ FINANCIAL 100"

S&P
"SMALL CAP 600"

"RUSSELL 2000"

MARKET FACTS



P/E = @ 13.0 on 2002 Actual P/E = 11.3 on 2003 Consensus

Price/Book = @ 220%
Price/Tangible = @ 282%

Market Cap: @ $600 million
Daily Volume: @ 150,000

Institutional Ownership: 53% Insider Ownership: 20%

Dime Community Bancshares, Inc.
Nasdaq: DCOM

New York City's Occupied Housing Inventory

Predominantly RENTER Occupied



Owners
32%
Renters
68%

Composition of Rental Units

(1,953,290 total rental units)

Stabilized……………………	52%
Nonregulated "Free" Market..	33%
Other <1> …………………	12%
Rent Controlled……………	3%

** As of December 1999*

<1>-Includes: Mitchell Lama, in-rem, HUD regulated, Article 4 and Loft Board Units

DCOM Loan Portfolio

Property Types as of March 31, 2003



Non-Residential
16%
Single Family
3%
Multifamily = 81%
Average Loan Size = $1.2 million

DCOM's STRENGTHS

To protect market share, we have the ability to profitably compete on price due to:



- **Low Overhead**

  30% core efficiency ratio

- **Low Funding Cost**

  All Funds = 2.79%
  Deposits Only = 2.09%

TODAY'S RISKS IN MULTIFAMILY LENDING



- Dramatic rise in Property Values due to low rates

- Today's Multifamily Non-Performing Loan ratios are at historic lows

Dime Community Bancshares, Inc.
Nasdaq: DCOM

DIME partners with FANNIE MAE

Multifamily Lending Program



LIBERTY
1944

AMERICAN BANKER ONLINE
THE FINANCIAL SERVICES RESOURCE

Dime Sold on Fannie Mae Multifamily Buying Drive
From: American Banker
Wednesday, Apr 23, 2003
By John Hadsall

Fannie Mae's bid to buy more small multifamily loans is a hit with Dime Community Bancshares Inc.

The $3 billion-asset New York City bank sold $21 million of apartment mortgages to Fannie in the first quarter, on top of the $73 million it sold the government-sponsored enterprise in December.

Gains on those sales accounted for most of the $656,000 of profit from asset sales that Dime garnered in the first quarter.

Dime, of Brooklyn, committed in December to sell Fannie $200 million of loans over 18 months. But it now expects to reach that goal by the end of the year, after which it plans to sign on for another commitment.

"It's a permanent relationship as far as Dime is concerned," Dime chief executive Vincent Palagiano said in an interview Tuesday after his company announced its earnings for the three months that ended March 31 (the bank's third fiscal quarter).

Dime Community Bancshares, Inc.
Nasdaq: DCOM

FUNDING:
The Other Half of the Profit Equation





Borrowings
Deposits
55%
Borrowings
Deposits
73%

Two years ago… *…Today*

FUNDING:
Core Deposit Growth




49%
Core
Other
57%
Other
Core

Two years ago… *…Today*

Balanced Growth





Loan to Deposit Ratio:
150%
140%
130%
120%
110%
100%
90%
80%
105%
131%
142%
128%
112%
106%
FY1998
FY1999
FY2000
FY2001
FY2002
Mar-03

Dime Community Bancshares, Inc.
Nasdaq: DCOM

MARKETING STRATEGY

"Micro-marketing" in our Delineated Trade Areas
Percentage of Deposits within DTA




100%
75%
50%
25%
0%
79%
86%
Two years ago…
…Today

FUNDING:

Average Deposits per Branch



$ 100,000
$ 75,000
$ 50,000
$ 25,000
$ 0
$68,000
$102,000
(in millions)
Three years ago…
…Today



Dime Community Bancshares, Inc.
Nasdaq: DCOM

Performance Measures



Earnings per share growth	+ 42%
Return on average assets	1.57%
Return on average equity	17.7%
Operating efficiency	34.4%
Non-performing loan ratio	0.10%
Net Chargeoffs	$349

Outstanding Earnings per Share Growth





2003 Guidance $ 2.00 - $ 2.04
$ 2.00
$ 1.60
$ 1.20
$ 0.80
$ 0.40
$ 0.00
$ 0.63
$ 0.80
$ 0.90
$ 1.24
$ 1.76
1998
1999
2000
2001
2002
2003

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Components of Margin




8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
Yield on Earning Assets
Cost of Funds
Cost of Deposits
Margin
FY1998
FY1999
FY2000
FY2001
FY2002
Mar-03

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Components of Margin



Where next?

5 Keys to grow EPS in a period of Shrinking Margins

(corollary: without taking undue risk)



1. Generate lots of capital internally
2. Fund with Deposits
3. Renewable Loan Demand
4. Maintain a base of liquidity
5. Keep Overhead Low

1. Strong Capital Generation

Return on Equity



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Cash Return on Avg Tangible Equity
FY1998
FY1999
FY2000
FY2001
FY2002



Dime Community Bancshares, Inc.
Nasdaq: DCOM

1. Strong Capital Generation

Return on Equity


30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
Cash Return on Avg Tangible Equity
Reported Return on Avg Tangible Equity
FY1998
FY1999
FY2000
FY2001
FY2002
3Mar

Dime Community Bancshares, Inc.
Nasdaq: DCOM

1. Strong Capital Generation

Tangible Equity Ratio




10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
42%
EPS Growth
38%
EPS Growth
Excess Capital
FY1998
FY1999
FY2000
FY2001
FY2002

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Additional Capacity for Growth





$3,700,000
$3,200,000
$2,700,000
$2,200,000
$1,700,000
$1,200,000
$480 million
FY1998
FY1999
FY2000
FY2001
FY2002
Mar-03

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Capital Allocation Model




Capital Growth
10%
Share
Repurchases
38%
Asset Growth
28%
Cash Dividends
28%

2. Fund with Deposits

Deposit Ratio



80.00%
60.00%
40.00%
20.00%
0.00%
Borrowings to Assets
Deposits to Assets
FY1998
FY1999
FY2000
FY2001
FY2002
Mar-03

Dime Community Bancshares, Inc.
Nasdaq: DCOM

2. Fund with Deposits

Core Deposits – Rate Lag


$2,200,000
$1,700,000
$1,200,000
$700,000
Money Market
All Other Deposits
FY1998
FY1999
FY2000
FY2001
FY2002
Mar-03

Objective:

Balanced Growth





$2,600,000
$2,200,000
$1,800,000
$1,400,000
$1,000,000
Assets
Deposits
A
B
FY1998
FY1999
FY2000
FY2001
FY2002

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Objective:

Balanced Growth




Loan to Deposit Ratio:
150%
140%
130%
120%
110%
100%
90%
80%
105%
131%
142%
128%
112%
106%
FY1998
FY1999
FY2000
FY2001
FY2002
Mar-03

Repricing CDs and Borrowings





$ 1,000,000
$ 800,000
$ 600,000
$ 400,000
$ 200,000
$ 0
$850,000
2.75%
$270,000
4.16 %
$130,000
4.88%
$340,000
4.35 %
Year 1
Year 2
Year 3
Beyond

3. Renewable LOAN DEMAND:
The Multifamily Model



Objective of single-family borrowers: pay off the mortgage

Objective of multifamily borrowers: take out cash

4. Maintain a base of Liquidity

Short Duration Portfolio





MBS = $526 million
Duration = 1.9 years
Corp /Agencies
Equities
Mutual Funds
Mortgage Backed

5. Keep Overhead Low

Efficiency Ratio:



RANK	TICKER	TOTAL ASSETS	EFFICIENCY RATIO
4	GPT	$ 21,814	38.3
5	AF	$ 21,698	34.9
6	**HCBK**	**$ 14,145**	**22.9**
12	**NYB**	**$ 11,313**	**26.6**
13	**RSLN**	**$ 11,020**	**28.8**
17	ICBC	$ 8,024	50.2
19	SIB	$ 6,935	70.7
32	**DCOM**	**$ 2,946**	**30.9**
42	FSLA	$ 2,257	43.9
47	PFSB	$ 1,838	48.8
50	OCFC	$ 1,744	55.9
53	FFIC	$ 1,653	47.8
	*** MEAN**	**$ 1,739**	**57.6**
	* MEDIAN	$ 7,200	57.3
	*** $2B - 4B**		**54.4**

Source: SNL Financial

Dime Community Bancshares, Inc.
Nasdaq: DCOM

5 Keys to grow EPS in a period of Shrinking Margins

(corollary: without taking undue risk)



1. Generate lots of capital internally
2. Fund with Deposits
3. Renewable Loan Demand
4. Maintain a base of liquidity
5. Keep Overhead Low

DCOM's OPPORTUNITIES

Located in one of the biggest markets in the world: New York



Population and Density

- With over 8 million people, New York City alone is larger than 38 states.

- New York City and Nassau County have a combined population of over 9 million people .

DCOM's OPPORTUNITIES

Located in one of the biggest markets in the world: New York

Number of New York City Rental Units



2,000,000
1,500,000
1,000,000
500,000
0
2,000,000 units
40,000 units
DCOM Portfolio

DCOM's OPPORTUNITIES

Located in one of the biggest markets in the world: New York

DCOM Deposit Market Share



$400,000
$300,000
$200,000
$100,000
$0
(billions)
0.39%
0.63%
New York, NY
Nassau/Suffolk



Dime Community Bancshares, Inc.
Nasdaq: DCOM



DCOM is "sized right" for growth in the New York market